Exhibit 10.D

                   PERFORMANCE-BASED STOCK PLAN

                            VIAD CORP

                     As Amended and Restated
                        Effective May 1998

PLAN SPECIFICATIONS
-------------------

Purpose of the Plan:     --   Focus management on value creation
                              as measured by returns to
                              shareholders.

                         --   Reward sustained performance on a
                              relative basis.

                         --   Provide an additional vehicle for
                              linking compensation to company
                              success over a longer time frame.

                         --   Retain management team.

                         --   Provide a means for building stock
                              ownership by executives.

Concept:                 --   Company makes grant of common stock
                              subject to restrictions based on
                              both performance that is measured
                              on pre-specified dates and
                              continued employment.

                         --   If performance goals are not met, a
                              smaller number of shares (or none)
                              may be delivered.

Eligibility:             A select group of key managers, as
                         recommended by the Chairman and CEO and
                         approved by the Executive Compensation
                         Committee, will participate in the Plan.

Target Award Amounts:    --   An example of target award sizes
                              follows, expressed as a percentage
                              of base salary.  Final targets
                              should be adjusted periodically to
                              maintain the desired long-term
                              incentive grant mix and total
                              compensation objectives.

                              Example of targets:


                              SALARY RANGE       TARGET AWARD AS
                                  ($000)          % OF SALARY
                              -----------         ------------

                              Over   $400           50% - 60%
                              $300 - $400           25% - 35%
                              $200 - $299           20% - 35%
                              $150 - $199           10% - 30%
                              $100 - $149            7% - 20%


                         --   Individuals having salaries within
                              the same range may have different
                              award sizes, due to the extent of
                              their participation in other plans.

Determination of Initial
Grant Size:              --   The actual number of shares granted
                              to each participant is determined
                              by dividing the target-award dollar
                              amount by the value of the
                              performance-based shares.

                         Example:

                         Salary of participant:   $150,000

                         Target award:            15% of salary
                         Stock price:             $43.00

                         Economic value of
                         performance-based
                         stock:                   77% of fair
                                                  market value

                         Number of shares:        680
                                                  (see
                                                  calculation
                                                  below)

     BASE SALARY X TARGET AWARD
     --------------------------

     Percentage Value         Stock     $150,000 x 15%
     of Performance-     x    Price =   --------------
     Based Stock                        77% x $43.00   = 680
                                                         Shares

Performance Period:      --   Performance Period will be measured
                              over a three-year period, with the
                              initial grant beginning April 1,
                              1993, and ending March 31, 1996.  A
                              new three-year performance cycle
                              will begin each year.

Grant Frequency:         --   Grants will usually be recommended
                              each year.

Performance Measurement: --   The shares will be delivered based
                              upon the schedules below:

                      1995 AND PRIOR AWARDS

                                   PERFORMANCE (TSR)
                                    RELATIVE TO
PERFORMANCE (TSR)    PERCENT OF       PROXY       PERCENT OF
  RELATIVE TO          SHARES       COMPARATOR      SHARES
   S&P 500             EARNED         GROUP         EARNED
---------------     -----------    -------------  -----------
     120%               50%             120%           50%
     110%               40%             110%           40%
     100%               30%             100%           30%
      90%               15%              90%           15%
Below 90%                0%        Below 90%            0%

-------------------------------------------------------------



                       1996 AND 1997 AWARDS

                                   PERFORMANCE (TSR)
 PERFORMANCE (TSR)                   RELATIVE TO
 RELATIVE TO  S&P    PERCENT OF   PROXY COMPARATOR  PERCENT OF
   MIDCAP 400       SHARES EARNED      GROUP      SHARES EARNED
---------------     -----------    -------------  -----------
     120%               50%             120%           50%
     110%               40%             110%           40%
     100%               30%             100%           30%
      90%               15%              90%           15%
Below 90%                0%        Below 90%            0%

-------------------------------------------------------------




                      1998 AND FUTURE AWARDS


                                   PERFORMANCE (TSR)
 PERFORMANCE (TSR)                  RELATIVE TO
 RELATIVE TO S&P     PERCENT OF   PROXY COMPARATOR PERCENT OF
   MIDCAP 400       SHARES EARNED      GROUP      SHARES EARNED
---------------     -----------    -------------  -----------
     105%              50.0%            105%           50.0%
     100%              37.5%            100%           37.5%
      95%              30.0%             95%           30.0%
      90%              20.0%             90%           20.0%
--------------------------------------------------------------


                         --   If performance is not at threshold,
                              no shares will be delivered.  Any
                              shares not delivered are forfeited
                              at the end of the performance
                              period.

Payout:                  --   The common stock price used for
                              determining awards based on
                              achievement of performance goals
                              and targets shall be calculated
                              based on the average of the daily
                              means of the market prices of the
                              common stock of the Company, during
                              (i) the ten trading day period
                              ending on the last day of the month
                              immediately preceding the beginning
                              of the applicable performance
                              period and (ii) the ten trading day
                              period ending on the last day of
                              such performance period,
                              respectively.

                         --   Within 30 days of the end of the
                              performance period, the Company
                              will provide the participant with
                              the amount of shares that have been
                              earned over the performance period.
                              Participants will receive dividends
                              paid currently on the entire
                              initial grant until the end of the
                              performance period.

Tax Treatment:           --   The participant recognizes ordinary
                              income on the fair market value of
                              the earned shares at the date on
                              which the shares are delivered.
                              Any dividend amounts received must
                              be recognized as compensation
                              income as well.

                         --   The Company incurs no tax liability
                              at the date of grant.  It
                              recognizes deductible compensation
                              expense for tax purposes at the
                              same time as, and in the same
                              amount as, the participant realizes
                              taxable income.  The Company is
                              required to withhold income taxes
                              to receive the deduction.

Accounting Treatment:    --   The Company must recognize a
                              compensation expense that takes
                              into account increases in market
                              value after the grant date to the
                              extent that the performance goals
                              have been achieved.

                         --   Under the proposed changes to the
                              accounting rules for stock-based
                              compensation, a modified grant-date
                              approach will apply to this
                              performance-based stock plan.  That
                              is, the compensation expense will
                              be based on both the stock price on
                              the date of grant and an estimate
                              of the outcome of service and
                              performance-related conditions.
                              Subsequent adjustments will be made
                              for expected changes in the service
                              and performance-related factors,
                              but not for changes in the stock
                              price.